UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2014

LYDALL, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-7665

Delaware	06-0865505
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Colonial Road, Manchester, Connecticut	06042
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (860) 646-1233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On February 24, 2014, Lydall, Inc. (the “Company”) filed a report on Form 8-K (the “Initial Form 8-K”) to report the completion of its acquisition of certain industrial filtration businesses of Andrew Industries Limited (“Seller”), a United Kingdom based corporation, (the “Acquisition”). The Acquisition was consummated pursuant to the terms of a Sale and Purchase Agreement, dated as of February 20, 2014 (the “Purchase Agreement”), by and among the Seller, the Company and Lydall UK Ltd, an indirect subsidiary of the Company (together, with the Company, the “Buyers”). Pursuant to the terms of the Purchase Agreement, the Buyers acquired all of the issued and outstanding shares of capital stock of Andrew Webron Limited, Andrew Webron Filtration Limited, Andrew Industries (Hong Kong) Limited and Southern Felt Company, Inc.

As part of the Initial Form 8-K, the Company indicated that the financial statements and pro forma financial information under Item 9.01 would be filed no later than 71 days after the date the initial Form 8-K reporting the Acquisition was required to be filed. This amendment to the Initial Form 8-K, is to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

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Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of business acquired.

The audited carve out combined financial statements of Southern Felt Company, Inc., Andrew Webron Limited, Andrew Webron Filtration Limited, Andrew Industries Textile Manufacturing Company (Shanghai) Limited, Andrew Industries Textile Manufacturing Company (Wuxi) Limited, Andrew Industries Textile Trading Company (Shanghai) Limited and Andrew Industries (Hong Kong) Limited (collectively, the “Filtration Division of Andrew Industries Limited” or “Industrial Filtration”) as of and for the year ended March 31, 2013 and the related notes are attached as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The historical unaudited condensed carve out combined financial statements of the Filtration Division of Andrew Industries Limited as of September 30, 2013 and March 31, 2013 and for the six months ended September 30, 2013 and September 30, 2012 and the related notes, are attached as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma financial statements.

The unaudited pro forma condensed combined financial statements as of and for the nine months ended September 30, 2013, and for the year ended December 31, 2012, are attached as Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits.

The following exhibits are included with this report, as set forth below:

Exhibit	Exhibit
Number	Description

10.1	Sale and Purchase Agreement, dated February 20, 2014, by and among the Andrews Industries Limited, Lydall, Inc. and Lydall UK Ltd. (The registrant will supplementally furnish any omitted schedules to the Commission upon request.)*
10.2	Amended and Restated Credit Agreement, dated February 18, 2014, by and between Lydall, Inc., as borrower, and Bank of America, N.A., as Agent for the Lenders.*
10.3	Amended and Restated Guaranty Agreement, dated February 18, 2014, by and among Lydall Thermal/Acoustical, Inc., Lydall Filtration/Separation, Inc., Lydall International, Inc., and Bank of America, N.A.*
10.4	Amended and Restated Security Agreement, dated February 18, 2014 by and between Lydall, Inc., and Bank of America, N.A.*
10.5	Amended and Restated Security Agreement, dated February 18, 2014 by and between Lydall Thermal/Acoustical, Inc., and Bank of America, N.A.*
10.6	Amended and Restated Security Agreement, dated February 18, 2014 by and between Lydall Filtration/Separation, Inc., and Bank of America, N.A.*

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10.7	Amended and Restated Security Agreement, dated February 18, 2014 by and between Lydall International, Inc., and Bank of America, N.A.*
23.1	Consent of McGladrey LLP
99.1	Investor Presentation, dated February 21, 2014 (Furnished not filed; see Item 7.01)*
99.2	Audited carve out combined balance sheet of the Filtration Division of Andrew Industries Limited as of March 31, 2013 and the related carve out combined statement of income and comprehensive income, carve out combined statement of changes in parent equity, and carve out combined statement of cash flows for the year ended March 31, 2013 and the related notes
99.3	Unaudited condensed carve out combined balance sheets of the Filtration Division of Andrew Industries Limited as of September 30, 2013 and March 31, 2013 and the related carve out combined statements of income and comprehensive income and carve out combined statements of cash flows for the six months ended September 30, 2013 and September 30, 2012 and the related notes
99.4	Unaudited pro forma condensed combined financial statements as of and for the nine months ended September 30, 2013 and for the year ended December 31, 2012 and the related notes

* Previously filed or furnished

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Cautionary Statements

Under the Private Securities Litigation Reform Act of 1995

Any statements contained in this Current Report on Form 8-K/A that are not statements of historical fact may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future operating and financial performance of the Company based on current expectations and assumptions relating to the Company’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects”, “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future operating or financial performance. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others, worldwide economic cycles that affect the markets that the Company’s businesses serve which could have an effect on demand for the Company’s products and impact the Company’s profitability, challenges encountered by Lydall in the integration of the acquired businesses, disruptions in the global credit and financial markets, including diminished liquidity and credit availability, swings in consumer confidence and spending, unstable economic growth, raw material pricing and supply issues, fluctuations in unemployment rates, and increases in fuel prices, which could cause economic instability and could have a negative impact on the Company’s results of operations and financial condition. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in our filings with the Securities and Exchange Commission, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of Lydall’s Annual Report on Form 10-K for the year ended December 31, 2013. Accordingly, the Company’s actual results may differ materially from those contemplated by forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. These forward-looking statements speak only as of the date of this Form 8-K/A, and Lydall does not assume any obligation to update or revise any forward-looking statement made in this Form 8-K/A or that may from time to time be made by or on behalf of the Company.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LYDALL, INC.

May 2, 2014	By:	/s/ James V. Laughlan
James V. Laughlan Vice President, Chief Accounting Officer and Treasurer

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EXHIBIT INDEX

Exhibit	Exhibit
Number	Description

10.1	Sale and Purchase Agreement, dated February 20, 2014, by and among the Andrews Industries Limited, Lydall, Inc. and Lydall UK Ltd. (The registrant will supplementally furnish any omitted schedules to the Commission upon request.)*
10.2	Amended and Restated Credit Agreement, dated February 18, 2014, by and between Lydall, Inc., as borrower, and Bank of America, N.A., as Agent for the Lenders.*
10.3	Amended and Restated Guaranty Agreement, dated February 18, 2014, by and among Lydall Thermal/Acoustical, Inc., Lydall Filtration/Separation, Inc., Lydall International, Inc., and Bank of America, N.A.*
10.4	Amended and Restated Security Agreement, dated February 18, 2014 by and between Lydall, Inc., and Bank of America, N.A.*
10.5	Amended and Restated Security Agreement, dated February 18, 2014 by and between Lydall Thermal/Acoustical, Inc., and Bank of America, N.A.*
10.6	Amended and Restated Security Agreement, dated February 18, 2014 by and between Lydall Filtration/Separation, Inc., and Bank of America, N.A.*
10.7	Amended and Restated Security Agreement, dated February 18, 2014 by and between Lydall International, Inc., and Bank of America, N.A.*
23.1	Consent of McGladrey LLP
99.1	Investor Presentation, dated February 21, 2014 (Furnished not filed; see Item 7.01)*
99.2	Audited carve out combined balance sheet of the Filtration Division of Andrew Industries Limited as of March 31, 2013 and the related carve out combined statement of income and comprehensive income, carve out combined statement of changes in parent equity, and carve out combined statement of cash flows for the year ended March 31, 2013 and the related notes
99.3	Unaudited condensed carve out combined balance sheets of the Filtration Division of Andrew Industries Limited as of September 30, 2013 and March 31, 2013 and the related carve out combined statements of income and comprehensive income and carve out combined statements of cash flows for the six months ended September 30, 2013 and September 30, 2012 and the related notes
99.4	Unaudited pro forma condensed combined financial statements as of and for the nine months ended September 30, 2013 and for the year ended December 31, 2012 and the related notes

* Previously filed or furnished

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